UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2020 (October 13, 2020)

5:01 ACQUISITION CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39612	85-2790755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
501 Second Street Suite 350 San Francisco, California		94107
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 993-8570

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	FVAM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreement.

On October 16, 2020, 5:01 Acquisition Corp., a Delaware corporation (the “Company”), consummated the initial public offering (the “IPO”) of 8,000,000 shares of the Company’s Class A common stock (the “Public Shares”). The Public Shares were sold in the offering at a price of $10.00 per share, generating gross proceeds to the Company of $80,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-249036), as amended (the “Registration Statement”):

•	Underwriting Agreement, dated October 13, 2020, between the Company and BofA Securities, Inc., as the underwriter, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.
•	An Investment Management Trust Agreement, dated October 13, 2020, between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.
•	A Registration and Stockholder Rights Agreement, dated October 13, 2020, among the Company and its stockholders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
•	A Private Placement Class A Common Stock Purchase Agreement, dated October 13, 2020 between the Company and 5:01 Acquisition LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
•	A Letter Agreement, dated October 13, 2020, between the Company, each of its officers and directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
•	Indemnity Agreements, each dated October 13, 2020, between the Company and each of its directors, each in the form previously filed as Exhibit 10.6 to the Registration Statement.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the closing of the IPO, the Company completed the private sale of 360,000 shares of the Company’s Class A common stock (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share to the Sponsor, generating gross proceeds to the Company of $3,600,000. The Private Placement Shares are identical to the Public Shares, except that, so long as Private Placement Shares are held by the Sponsor and its permitted transferees: (i) they may not, subject to certain limited exceptions, be transferred, assigned or sold until the earliest of (A) one year after the completion of the Company’s initial business combination or (B) subsequent to the Company’s initial business combination, the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their common stock for cash, securities or other property; provided that, notwithstanding the foregoing, if the closing price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination, then the Private Placement Shares will be released from these transfer restrictions, and (ii) the Private Placement Shares are entitled to registration rights.  In addition, the Sponsor has agreed to waive its redemption rights with respect to the Private Placement Shares.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

Upon closing of the IPO, the Company’s amended and restated bylaws became effective. The terms of the amended and restated bylaws are set forth in the section titled “Description of Securities” in the final prospectus filed with the U.S. Securities and Exchange Commission on October 14, 2020 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement, and are incorporated herein by reference. A copy of the amended and restated bylaws is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $80,000,000, comprised of net proceeds from the IPO and a portion of the sale of the Private Placement Shares, were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay income taxes, the proceeds will not be released from the trust account until the earliest of: (1) the completion of an initial business combination within 24 months from the closing of the IPO, (2) the Company’s redemption of any Public Shares properly tendered in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) that would modify the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (3) the Company’s redemption of 100% of the outstanding Public Shares if the Company has not completed a business combination in such required time period.

On October 16, 2020, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 13, 2020, by and between the Company and BofA Securities Inc.

3.1	Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1 (File No. 333-249036) filed with the Securities and Exchange Commission on September 25, 2020).

10.1	Investment Management Trust Agreement, dated October 13, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration and Stockholder Rights Agreement, dated October 13, 2020, by and among the Company and the stockholders party thereto.

10.3	Private Placement Class A Common Stock Purchase Agreement, dated October 13, 2020, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated October 13, 2020, by and among the Company, its officers, its directors and the Sponsor.

99.1	Press Release, dated October 16, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2020

5:01 Acquisition Corp.
(Registrant)
	By:	/s/ Rebecca L. Lucia
		Name:	Rebecca L. Lucia
		Title:	Chief Financial Officer and Treasurer